Inventories and Contracts in Progress	12 Months Ended
Dec. 31, 2013
Notes to Consolidated Financial Statements [Abstract]
Inventories and Contracts in Progress
INVENTORIES & CONTRACTS IN PROGRESS

(dollars in millions)	2013	2012
Raw materials	$1,983	$1,861
Work-in-process	4,600	4,151
Finished goods	3,360	3,205
Contracts in progress	7,929	7,354
	17,872	16,571
Less:
Progress payments, secured by lien, on U.S. Government contracts	(279)	(274)
Billings on contracts in progress	(7,263)	(6,760)
	$10,330	$9,537

Raw materials, work-in-process and finished goods are net of valuation reserves of $1,025 million and $866 million as of December 31, 2013 and 2012, respectively. As of December 31, 2013 and 2012, inventory also includes capitalized contract development costs of $899 million and $823 million, respectively, related to certain aerospace programs. These capitalized costs will be liquidated as production units are delivered to the customer. The capitalized contract development costs within inventory principally relate to capitalized costs on Sikorsky's CH-148 contract with the Canadian Government.
Contracts in progress principally relate to elevator and escalator contracts and include costs of manufactured components, accumulated installation costs and estimated earnings on incomplete contracts.
Our sales contracts in many cases are long-term contracts expected to be performed over periods exceeding twelve months. At December 31, 2013 and 2012, approximately 69% and 66%, respectively, of total inventories and contracts in progress have been acquired or manufactured under such long-term contracts, a portion of which is not scheduled for delivery within the next twelve months.